Second Quarter 2025 Results July 31, 2025

© 2025 Lumen Technologies. All Rights Reserved. 1 Forward-Looking Statements Except for historical and factual information, the matters set forth in this presentation and other of our oral or written statements identified by words such as “estimates,” “expects,” “anticipates,” “believes,” “plans,” “intends,” “will,” and similar expressions with respect to the future are forward-looking statements as defined by the federal securities laws, and are subject to the “safe harbor” protections thereunder. The forward- looking statements in this presentation, include, without limitation, statements regarding our future financial results and financials condition, our potential for growth and industry trends, our strategy, anticipated sale of our consumer fiber business, modernization efforts and competitive position. These forward-looking statements, and the assumptions on which they are based, are not guarantees of future results and are based on current expectations only, are inherently speculative, and are subject to a number of risks and uncertainties, many of which are beyond our control. Actual events and results may differ materially from those anticipated, estimated, projected, or implied by us in those statements if one or more of these risks or uncertainties materialize, or if our underlying assumptions prove incorrect. Factors that could factors that could cause our actual results to differ materially from those anticipated, estimated, projected or implied by us in those forward-looking statements include but are not limited to: the effects of intense competition from a wide variety of competitive providers, including decreased demand for our more mature service offerings and increased pricing pressures; the effects of new, emerging, or competing technologies, including those that could make our products less desirable or obsolete; our ability to successfully and timely attain our key operating imperatives, including simplifying and consolidating our network, simplifying, and automating our service support systems, attaining our Quantum Fiber buildout schedule, replacing aging or obsolete plant and equipment, strengthening our relationships with customers, and attaining projected cost savings; our ability to successfully and timely monetize our network related assets through leases, commercial service arrangements or similar transactions (including as part of our Private Connectivity FabricSM solutions), including the possibility that the benefits of or demand for these transactions may be less than anticipated, that the costs thereof may be more than anticipated, or that we may be unable to satisfy any conditions of any such transactions in a timely manner, or at all; our ability to safeguard our network, and to avoid the adverse impact of cyber-attacks, security breaches, service outages, system failures, or similar events impacting our network or the availability and quality of our services; the effects of ongoing changes in the regulation of the communications industry, including the outcome of legislative, regulatory, or judicial proceedings relating to content liability standards, intercarrier compensation, universal service, service standards and obligations, broadband deployment, data protection, network security, privacy, and net neutrality; our ability to generate cash flows sufficient to fund our financial commitments and objectives, including our capital expenditures, operating costs, debt obligations, taxes, and pension contributions and other benefits payments; our ability to effectively retain and hire key personnel and to successfully negotiate collective bargaining agreements on reasonable terms without work stoppages; our ability to successfully adjust to changes in customer demand for our products and services, including increased demand for high-speed data transmission services, low-latency connectivity, and scalable infrastructure driven by the growth of artificial intelligence applications and workloads, and the risk that we may misjudge the timing, scale, or nature of such demand, leading to potential misalignment of our investments or strategic priorities; our ability to enhance our growth products and manage the decline of our legacy products, including by maintaining the quality and profitability of our existing offerings, introducing profitable new offerings on a timely and cost-effective basis, and transitioning customers from our legacy products to our newer offerings; our ability to successfully and timely implement our corporate strategies, including our transformation, modernization and simplification, buildout and deleveraging strategies; our ability to successfully consummate and timely realize the anticipated benefits from the pending sale of our Mass Markets fiber-to-the-home business in 11 states to AT&T; our ability to successfully and timely realize the anticipated benefits from our 2022 and 2023 divestitures, our 2024 debt modification and extinguishment transactions ,and our 2025 debt refinancing transactions, in each case as described in our prior reports filed with the U.S. Securities and Exchange Commission (the "SEC"); changes in our operating plans, corporate strategies, or capital allocation plans, whether based upon changes in our cash flows, cash requirements, financial performance, financial position, market or regulatory conditions, or otherwise; the impact of any future material acquisitions or divestitures that we may transact, including our pending divestiture of our Mass Markets fiber-to-the-home business in 11 states; the negative impact of increases in the costs of our pension, healthcare, post-employment, or other benefits, including those caused by changes in capital markets, interest rates, mortality rates, demographics, or regulations; the impact of events that harm our reputation or brands, including the potential negative impact of customer or shareholder complaints, government investigations, security breaches, or service outages impacting us or our industry; adverse changes in our access to credit markets on acceptable terms, whether caused by changes in our financial position, lower credit ratings, unstable markets, debt covenant restrictions, or otherwise; our ability to meet the terms and conditions of our debt obligations and covenants, including our ability to make transfers of cash in compliance therewith; our ability to maintain favorable relations with our security holders, key business partners, suppliers, vendors, landlords, or lenders; our ability to timely obtain necessary hardware, software, equipment, services, governmental permits, and other items on favorable terms; the potential adverse effects arising out of allegations regarding the release of hazardous materials into the environment from network assets owned or operated by us or our predecessors, including any resulting governmental actions, removal costs, litigation, compliance costs, or penalties; our ability to collect our receivables from, or continue to do business with, financially-troubled customers; our ability to continue to use intellectual property necessary to conduct our operations; any adverse developments in legal or regulatory proceedings involving us; changes in tax, trade, tariff, pension, healthcare, or other laws or regulations, in governmental support programs, or in general government funding levels, including those arising from governmental programs promoting broadband development; our ability to use our net operating loss carryforwards in the amounts projected and to fully realize any anticipated benefits from recently-enacted federal tax legislation; the effects of changes in accounting policies, practices, or assumptions, including changes that could potentially require additional future impairment charges; the effects of adverse weather, terrorism, epidemics, pandemics, war, rioting, vandalism, societal unrest, political discord, or other natural or man-made disasters or disturbances; the potential adverse effects if our internal controls over financial reporting have weaknesses or deficiencies, or otherwise fail to operate as intended; the effects of changes in interest rates or inflation; the effects of more general factors such as changes in exchange rates, in operating costs, in public policy, in the views of financial analysts, or in general market, labor, economic, public health, or geopolitical conditions; and other risks referenced in our filings with the SEC. You are cautioned not to unduly rely upon our forward-looking statements, which speak only as of the date made. We undertake no obligation to publicly update or revise any forward-looking statements for any reason, whether as a result of new information, future events or developments, changed circumstances, or otherwise. Furthermore, any information about our intentions contained in any of our forward-looking statements reflects our intentions as of the date of such forward-looking statement, and is based upon, among other things, our assessment of regulatory, technological, industry, competitive, economic. and market conditions as of such date. We may change our intentions, strategies or plans (including our capital allocation plans) at any time and without notice, based upon any changes in such factors or otherwise.

© 2025 Lumen Technologies. All Rights Reserved. 2 Non-GAAP Measures This presentation includes certain historical and forward-looking non-GAAP financial measures, including but not limited to adjusted EBITDA, adjusted EBITDA margin, and free cash flow, each excluding the effects of special items, and adjustments to GAAP and other non-GAAP measures to exclude the effect of special items. In addition to providing key metrics for management to evaluate the company’s performance, we believe these measurements assist investors in their understanding of period-to-period operating performance and in identifying historical and prospective trends. Reconciliations of non-GAAP financial measures to the most comparable GAAP measures are included in the financial schedules to the Company’s accompanying earnings release. Reconciliation of information and additional non-GAAP historical financial measures that may be discussed during the call, along with further descriptions of non-GAAP financial measures, will be available in the Investor Relations portion of the company’s website at http://ir.lumen.com. Non-GAAP measures are not presented to be replacements or alternatives to the GAAP measures, and investors are urged to consider these non-GAAP measures in addition to, and not in substitution for, measures prepared in accordance with GAAP. Lumen may present or calculate its non-GAAP measures differently from other companies.

KATE JOHNSON President & CEO

© 2025 Lumen Technologies. All Rights Reserved. 4 2Q25 Highlights Reached nearly $9B in PCF Deals Signed to Date $2B in Debt Refi Extends Maturities and Reduces Cash Interest Announced Sale of Consumer FTTH to AT&T for $5.75B to Reduce Leverage and Focus on Enterprise Services Solid Revenue and aEBITDA despite RDOF impacts Improving FCF Guidance from Anticipated Lower Taxes, Lower Capex, and Improved Cost Take-out Guiding towards high end of aEBITDA Range on Strength in Modernization and Simplification Program 2Q’25

© 2025 Lumen Technologies. All Rights Reserved. 5 Utilization (EOY) 2022 (Actuals) 2025 (Plan) 2028 (Vision) Total Intercity Fiber Miles* 12M 17M 47M Hyperscaler Utilization 30% 45% 57% Enterprise Channels Utilization** 27% 19% 13% Overall Network Utilization 57% 64% 70% Available Capacity for Growth 5M 6M 14M Building the Backbone for AI Balancing Capacity and Utilization for Optimal Return on Investment Unmatched Room for Growth: • New routes, in addition to new fiber in existing routes, increase fiber miles 3.9x • Innovation driving increased fiber density adds up to 4x fiber into each conduit • Photonics innovation adds up to 2x fiber efficiency *Total Intercity Fiber Miles excludes ~22M expanding metro fiber miles today **Enterprise Channels include Commercial Enterprise, Public Sector, Wholesale, and Services - Conduit colors depict 2028 utilization and #conduits varies by route - Business rules in place to reserve capacity for all segments on each route Stronger Overall Network Utilization

© 2025 Lumen Technologies. All Rights Reserved. 6 LCF Customers Services Sold Fabric Port Sales 2Q25 Adoption Rate (Q/Q%) +35% +22% +31% Number of customers that purchase and use one or more ports Number of fabric ports deployed by customer to support multi-cloud networking Number of unique services sold across all fabric ports Lumen NaaS Adoption Remains Strong Lower Churn, a Sign of a Happy Customer Note: 1Q25 Growth rates for customers, ports, and services were ~36%, ~33%, ~24%, respectively.

© 2025 Lumen Technologies. All Rights Reserved. 7 Great Brands are choosing Lumen for NaaS Capabilities

© 2025 Lumen Technologies. All Rights Reserved. 8 'Cloudified' TelecomTraditional Telecom Capital and labor intensive economics: • Static, point to point • Analog CX, slow, and people heavy • Impeded growth often supporting 1 service per port • Linear cost and revenue growth Cloud economics: • Dynamic, 1-to-many • Digital CX enabled by platform • Frictionless growth enabled by 'Fabric Ports' (thousands of services per port) • Lumen’s Control Center for remote management of entire customer lifecycle Disruption Cloudifying Telco to Scale Revenue, Decrease Cost

© 2025 Lumen Technologies. All Rights Reserved. 9 PAST FUTURESingle Ports Single Ports The Multi-Cloud, AI-Ready Network Architecture Up to 10% fewer cross-connects & 50% fewer ports for a lower cost, lower latency network Carrier Neutral Facility Commercial Enterprise Public SectorWholesale Cross Connects Traditional Fiber Gen AI Fiber Single network port Traditional cloud connectivity requires dedicated ports & links per connection to each cloud resulting in higher cost, higher latency, & less efficient routing. Hyperscaler #1 Hyperscaler #3 Hyperscaler #2 Fabric port Multi-cloud, AI-Ready connectivity offers unmatched scalability, robust security and incredible flexibility. New technology allows customers to connect with a single port between customers, edge & cloud seamlessly. Lumen Multi-Cloud Services Powered by ExaSwitch. Lumen Edge Commercial Enterprise Public SectorWholesale Fabric Ports Fabric Port Lumen Edge

Highly Confidential / Distribution restricted to Lumen Employees and Contractors under NDA © 2025 Lumen Technologies. All Rights Reserved. 10 Physical Network Best backbone, unique routes, state of the art fiber Lumen Digital Platform Quick, secure, effortless CX with direct fiber access & NaaS Commercial & Public Sector Data Centers Technology Partnerships Hyperscalers Connected EcosystemThe Leveraging our physical and digital assets to drive seamless CX, commercial scale, and revenue growth • Integrating Lumen digital network solutions with technology cloud offerings, available in digital marketplaces. • Fully automated across the entire customer lifecycle. • Ecosystem scales Lumen’s commercial reach: sell-with and sell-though motion. • Supports Lumen’s commercial velocity and reach in the fast growing $15B multi-cloud networking market. Introducing: The Lumen Connected Ecosystem

CHRIS STANSBURY EVP & CFO

© 2025 Lumen Technologies. All Rights Reserved. 12 Evolution of Lumen’s Debt Maturity Profile ($ in millions) $373 $60 $230 $718 $7,183 $6,072 $568 $789 $0 $2,271 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034+ Post-TSA: As of 12/31/2024 $264 $52 $119 $718 $5,150 $3,949 $568 $3,189 $2,000 $2,271 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034+ Impact of Level 3 Refinancings: As of 6/30/2025 Note: Adjusted EBITDA excluding SI utilized for Leverage; Includes only funded long-term debt. $125 $1,826 $462 $9,366 $1,519 $3,131 $1,023 $116 $0 $0 $2,283 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034+ Pre-TSA: As of 12/31/2023 $238 $1 $67 $385 $3,261 $1,947 $568 $2,750 $2,000 $2,271 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034+ Pro Forma Lumen SP Debt Paydown(1): As of 6/30/2025 (1) Lumen SP paydown of $4.8 billion following closing of announced sale of our Mass Markets FTTH business and associated reduction in aEBITDA. Total Debt: $19.9B Gross Leverage: 4.3x Total Debt: $18.3B Gross Leverage: 4.9x Total Debt: $13.5B Gross Leverage: 3.9x Total Debt: $18.3B Gross Leverage: 4.6x1 2 3 4

© 2025 Lumen Technologies. All Rights Reserved. 13 ($ in millions) 2Q25 Y/Y% Change Q/Q% Change Large Enterprise $732 (2.3%) (0.7%) Mid-Market Enterprise $500 (11.0%) (2.5%) Public Sector $486 8.2% 0.6% N.A. Enterprise $1,718 (2.4%) (0.9%) Wholesale $690 (5.0%) (2.1%) N.A. Total Business $2,408 (3.1%) (1.2%) International & Other $82 (10.9%) (4.7%) Total Business $2,490 (3.4%) (1.3%) Total Mass Markets $602 (12.8%) (8.5%) Total Revenue $3,092 (5.4%) (2.8%) ($ in millions) 2Q25 Y/Y% Change Q/Q% Change % Total Grow $827 8.5% (0.8%) 48% Nurture $429 (18.0%) (5.1%) 25% Harvest $289 2.1% 8.6% 17% Subtotal $1,545 (1.5%) (0.5%) 90% Other $173 (9.9%) (4.4%) 10% N.A. Enterprise $1,718 (2.4%) (0.9%) 100% 2Q25 Total Reported Revenue Maintained Growth in N.A. Enterprise Grow Products

© 2025 Lumen Technologies. All Rights Reserved. 14 2Q25 Mass Markets Revenue 38% 40% 42% 45% 47% 2Q24 3Q24 4Q24 1Q25 2Q25 Fiber Revenue Contribution to Total Broadband Revenue ($ in millions) 2Q25 Y/Y% Change % Total Fiber Broadband $217 19.9% 36% Other Broadband(1) $245 (17.8%) 41% Voice & Other $140 (33.6%) 23% Total Mass Markets(2) $602 (12.8%) 100% (1) Other Broadband revenue primarily includes revenue from lower speed copper-based broadband services marketed under the CenturyLink brand. (2) Includes $46M one-time RDOF giveback Sustained Fiber Broadband Revenue Growth

© 2025 Lumen Technologies. All Rights Reserved. 15 2Q25 Adjusted EBITDA excl. special items ($ in millions) 2Q25 Y/Y% Change Total Revenue $3,092 (5.4%) Adjusted EBITDA $877 (13.3%) Adjusted EBITDA Margin 28.4% (250 bps) Adjusted EBITDA $725 2Q25 Special Items: (+) Severance $3 (+) Consumer and other litigation $2 (+) Transaction and separation costs(1) $92 (+) Modernization and simplification(2) $41 (+) Other(3) $14 Adjusted EBITDA excl. Special Items $877 2Q25 EBITDA Special Items ($ in millions) (1) Transaction and separation costs associated with (i) the Q2 2025 expense of $49 million for fees related to the relinquishment of our funding received under the FCC's Rural Digital Opportunity Fund, (ii) our recently announced plan to sell our Mass Markets fiber-to-the-home business, (iii) our 2022 and 2023 divestitures, (iv) our March 22, 2024 debt transaction support agreement and our September 24, 2024 exchange offer and (v) our evaluation of other potential transactions. (2) Includes costs incurred related to network infrastructure, product portfolio, IT systems, and workforce modernization designed to deliver $1 billion annualized in cost savings exiting 2027. (3) Includes primarily (i) the recognition of Q1 2024 previously deferred gain on sale of select CDN contracts in October 2023, based on the transfer of remaining customer contracts as of March 31, 2024 and (ii) the recognition of a loss on disposal of certain operating assets in Q2 2024 and Q1 2025. For definitions of non-GAAP metrics and reconciliations to GAAP figures, see Lumen’s Investor Relations website.

© 2025 Lumen Technologies. All Rights Reserved. 16 Consolidated Cash Flow Summary ($ in millions) 2Q25 Cash Flow from Operations $570 Capital Expenditures $891 Free Cash Flow ($209) Net Cash Interest $375 Key Metrics

© 2025 Lumen Technologies. All Rights Reserved. 17 Revised 2025 Financial Outlook Metric(1)(2) Prior Outlook Current Outlook Notes Adjusted EBITDA $3.2 to $3.4 billion $3.2 to $3.4 billion Expect to come in near high end of range, driven primarily by better progress on M&S, improved cost controls and improved performance from legacy services Cash Income Taxes (Refunded) $100 to $200 million ($400) to ($300) million Expect to receive $400 million refund from recent tax legislation Capital Expenditures $4.1 to $4.3 billion $4.1 to $4.3 billion Expect to come in near low end of range, driven primarily by project timing Net Cash Interest $1.2 to $1.3 billion $1.2 to $1.3 billion Expect to come in near low end of the range, driven primarily from recent debt refinancings Free Cash Flow $700 to $900 million $1.2 to $1.4 billion Primarily driven by $400 million tax refund, lower capital expenditures, better aEBITDA performance, and lower interest expense (1) For definitions of non-GAAP metrics and reconciliations to GAAP figures, see Lumen’s Investor Relations website. (2) Outlook measures in this presentation and the accompanying schedules (i) exclude the effects of Special Items or future changes in our operating or capital allocation plans, unforeseen changes in regulation, laws or litigation, and other unforeseen events or circumstances impacting our financial performance and (ii) speak only as of July 31, 2025. See “Forward Looking Statements” at the beginning of this presentation.